 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21846

Clough Global Opportunities Fund

(exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Secretary

Clough Global Opportunities Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 – April 30, 2019

Item 1. Reports to Stockholders.

Section 19(b) Disclosure

April 30, 2019 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, until July 2019, each Fund will pay monthly distributions in an annualized amount of not less than 10% of the respective Fund’s average monthly net asset value (“NAV”). From August 2019 to July 2021, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Until July 2021, each Board may amend, suspend or terminate each Fund’s Plan without prior notice if the Board determines in good faith that continuation would constitute a breach of fiduciary duty or would violate the Investment Company Act of 1940. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter & Portfolio Allocation
Clough Global Dividend and Income Fund	2
Clough Global Equity Fund	6
Clough Global Opportunities Fund	10
Statement of Investments
Clough Global Dividend and Income Fund	14
Clough Global Equity Fund	19
Clough Global Opportunities Fund	23
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Statements of Cash Flows	33
Financial Highlights
Clough Global Dividend and Income Fund	35
Clough Global Equity Fund	36
Clough Global Opportunities Fund	37
Notes to Financial Statements	38
Dividend Reinvestment Plan	55
Additional Information
Fund Proxy Voting Policies & Procedures	56
Portfolio Holdings	56
Notice	56
Section 19(A) Notices	56
Investment Advisory Agreement Approval	57

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.cloughglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-226-8017, from 8am to 5pm CT, to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-226-8017.

Clough Global Dividend and Income Fund	Shareholder Letter

April 30, 2019 (Unaudited)

The Clough Global Dividend and Income Fund (“GLV” or the “Fund”) was up 4.95% on net asset value (“NAV”) and 4.02% on market price for the first six months of the Fund’s fiscal year. The Fund’s benchmark, 50% of the Bloomberg Barclays Aggregate Bond Index and 50% of the MSCI World Index, was up 7.52% for the same period of time.

The first half of the year (November 1, 2018 – April 30, 2019) witnessed a significant uptick in market volatility. November and especially December featured a dramatic sell off in risk assets with the market bottoming on Christmas Eve. Markets quickly rallied in January as Federal Reserve policy reversed course, signaling an end to rate hikes while trade war fears temporarily dissipated.

While reducing exposure at the end of the year, we decided to keep our high conviction long ideas intact, because we believed that attempts to trade around the steep equity selloffs simply risked being whipsawed. That strategy allowed the Fund to participate in the rally starting in January. As political headlines have resurfaced in India ahead of May elections and in China-U.S. trade negotiations, we have kept our long positions in our two preferred emerging markets tactical while adding to long duration 30-year United States Treasury bonds.

We do not base our investment strategies on economic forecasts, but we do follow investment and credit cycles and we draw three conclusions from what we see today: (1) the dominant price trends are deflationary; (2) the Federal Reserve is more likely to ease than tighten; and (3) the economy will likely slow rather than fall into recession. No serious inventory imbalances are present and no serious overbuild in the nation’s capital stock, which would undermine pricing and profitability is visible (such as the technology boom in 2000 or housing in 2008). We believe that although temporary technical factors can knock the market down, the likelihood of a serious liquidity squeeze seems remote at this point.

TOP FIVE PERFORMERS

The Fund added to duration as rates sold off at the end of 2018. The 30-year U.S. Treasury positions were a top performer for the first half of the fiscal year as rates rallied lower in yield and higher in price after the Federal Reserve signaled an end to its rate hikes. We continue to believe in a low interest rate environment and will look to add to this position opportunistically.

Community Healthcare Trust (CHCT) is a growing medical office real estate investment trust (“REIT”) with a well respected and experienced management team. Its ability to acquire attractive properties in a highly fragmented medical office market has allowed CHCT to grow its portfolio and dividend (currently 4.4%) at an impressive rate.

Moutai (600519 CH) is a leading liquor brand in China which we have owned for many years. For the last few months, we have been very bullish about their margins expanding further. They have decided to bring distribution in house which will lead to a structural margin expansion and significant earnings growth.

We continue to like U.S. global money center banks. Citigroup (C) was a top performer. The U.S. money center banks like Citi continue to grow share from smaller banks at home and weaker banks abroad. Increased profitability coupled with stronger balance sheets should continue to support strong capital return to shareholders in the form of increasing dividends and share buy backs.

Microsoft (MSFT) continues to be a core position for the Fund. They are a leading player in cloud computing which we expect to drive growth for years to come. With one of the best management teams in tech and strong free cash flows, we remain very excited about this idea.

BOTTOM FIVE PERFORMERS

Qualcomm (QCOM) was a short idea which went against us. Our view was that their core modem technology was getting commoditized and their royalty business model was unsustainable. At the same time, consensus was modelling an aggressive roll out of a 5G technology handset, which was different from our view.

A short position in a rare blood disease company Alexion (ALXN) detracted from performance. During the period, the stock gained as the company generated strong Q4 2018 results and provided conservative 2019 guidance. The company also hosted an analyst day that was well received by Wall Street as it focused on diversifying its pipeline. We continue to hold the short position as we believe the competitive pressures from emerging companies and biosimilars are underappreciated.

APPLE (AAPL) is directly exposed to the China-U.S. tariff dispute. The iPhone is largely manufactured in China and the supply chain is so entrenched that it will be hard to move it outside China. We have exited the position and will revisit at a later date.

2	www.cloughglobal.com

Clough Global Dividend and Income Fund	Shareholder Letter

April 30, 2019 (Unaudited)

We continue to believe in our European bank short thesis. These banks rallied off the bottom with the rest of the market in January. As a result, Medio Banca (MB IM) was one of our bottom performers. The Fund continues to hold this position. With heavy asset to equity ratios persisting in Europe’s weaker banks and little progress being made to resolve troubled loans, we believe this space will continue to decline.

iShares Dow Jones U.S. Health Care (IHF) is a health care exchange traded fund (“ETF”) the Fund used to hedge our positions in health care providers such as United Health (UNH) and Cigna (CI). The Fund used the ETF to quickly protect these positions as political rhetoric around “Medicare for all” started to gain traction on the Democratic Presidential campaign trail and started to drive down the prices of companies in the provider space.

RIGHTS OFFERING ANNOUNCED

We are pleased to report that on April 18, 2019, the Board of Trustees of GLV (the “Board”) authorized and set terms of an offering to shareholders of rights to purchase additional shares of the Fund. Shareholders on a record date to be established by the Fund's Board would be issued transferable rights entitling them to subscribe for one additional share for every five shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. The Fund anticipates that the offering will commence in July 2019 and will continue for approximately 30 days. The rights offering is subject to the effectiveness of the Fund's registration statement filed with the U.S. Securities and Exchange Commission.

Finally, we are excited to announce that we have moved to new offices on the 27th floor of 53 State Street in Boston, where we have signed a long-term lease. We look forward to hosting our clients in our beautiful new space. As always, if you have any questions, please contact us at 1-877-256-8445.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

Semi-Annual Report | April 30, 2019	3

Clough Global Dividend and Income Fund	Shareholder Letter

April 30, 2019 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

4	www.cloughglobal.com

Clough Global Dividend and Income Fund	Portfolio Allocation

April 30, 2019 (Unaudited)

Top 10 Equity Holdings^^	% of Total Portfolio
1. Citigroup, Inc.	4.87%
2. Microsoft Corp.	3.24%
3. Community Healthcare Trust, Inc.	3.11%
4. HDFC Bank, Ltd.	2.54%
5. Starwood Property Trust, Inc.	2.53%
6. Softbank Group Corp.	2.49%
7. Home Depot, Inc.	2.40%
8. Bank of America Corp.	2.39%
9. Larsen & Toubro, Ltd.	2.38%
10. Ares Capital Corp.	2.34%

Global Securities Holdings^	% of Total Portfolio
United States	72.35%
U.S. Multinationals†	17.81%
India	5.61%
China	3.13%
Japan	2.49%
Hong Kong	1.15%
United Kingdom	0.23%
Other	-2.77%
TOTAL INVESTMENTS	100.00%
Asset Allocation*	% of Total Portfolio
Common Stock - US	35.44%
Common Stock - Foreign	26.32%
Exchange Traded Funds	-3.53%
Total Return Swap Contracts	1.99%
Total Equities	60.22%

Government L/T	14.24%
Corporate Debt	6.73%
Preferred Stock	5.84%
Asset/ Mortgage Backed	0.07%
Total Fixed Income	26.88%

Other (Cash)	9.46%
Short-Term Investments	3.31%
Purchased Options	0.13%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	107.6%	-2.9%	110.5%	104.7%
U.S. Multinationals†	30.5%	-4.8%	35.3%	25.7%
India	8.1%	0.0%	8.1%	8.1%
China	4.5%	0.0%	4.5%	4.5%
Japan	3.6%	0.0%	3.6%	3.6%
Hong Kong	1.7%	0.0%	1.7%	1.7%
United Kingdom	0.3%	0.0%	0.3%	0.3%
Other	0.0%	-4.0%	4.0%	-4.0%
TOTAL INVESTMENTS	156.3%	-11.7%	168.0%	144.6%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.
^^	Only long positions are listed.

Semi-Annual Report | April 30, 2019	5

Clough Global Equity Fund	Shareholder Letter

 April 30, 2019 (Unaudited)

The Clough Global Equity Fund (“GLQ” or the “Fund”) was up 8.10% on net asset value (“NAV”) and 5.78% on market price for the first six months of the Fund’s fiscal year. The Fund’s benchmark, the MSCI World Index, was up 9.16% for the same period of time.

The first half of the year (November 1, 2018 – April 30, 2019) witnessed a significant uptick in market volatility. November and especially December featured a dramatic sell off in risk assets with the market bottoming on Christmas Eve. Markets quickly rallied in January as Federal Reserve policy reversed course, signaling an end to rate hikes while trade war fears temporarily dissipated.

While reducing exposure at the end of the year, we decided to keep our high conviction long ideas intact, because we believed that attempts to trade around the steep equity selloffs simply risked being whipsawed. That strategy allowed the Fund to participate in the rally starting in January. As political headlines have resurfaced in India ahead of May elections and in China-US trade negotiations, we have kept our long positions in our two preferred emerging markets tactical while adding to long duration 30-year United States Treasury bonds.

We do not base our investment strategies on economic forecasts, but we do follow investment and credit cycles and we draw three conclusions from what we see today: (1) the dominant price trends are deflationary; (2) the Federal Reserve is more likely to ease than tighten; and (3) the economy will likely slow rather than fall into recession. No serious inventory imbalances are present and no serious overbuild in the nation’s capital stock, which would undermine pricing and profitability is visible (such as the technology boom in 2000 or housing in 2008). We believe that although temporary technical factors can knock the market down, the likelihood of a serious liquidity squeeze seems remote at this point.

TOP FIVE PERFORMERS

Carvana (CVNA) is a highly volatile stock that has landed in the Fund’s top five and bottom five. During the first half of the fiscal year, the online distributer of used cars was a top performer. It is a controversial stock with an astonishing 60% of the stock free-float held short. Because the company’s long-term plan seeks to capture the profits from financing many of its vehicles, there has been concern that it is selling its auto loan receivables to related parties and possibly inflating profits. But last month the company secured asset backed financing in the public markets, dramatically reducing financial costs, a testimony to its market presence and dominant business model. The company is expected to soon reach desired markets throughout the United States, and its investment needs will slow. Revenues have continued to grow more than 100% annually. Free cash flow could reach $1 billion annually by 2022, according to some estimates. We think the company has the potential to grow several times its current size.

Transdigm (TDG) is a manufacturer and distributor of aircraft parts. It has grown organically and by acquisition, consistently improving its return on investment (“ROI”). Its acquisition of Esterline Corp, which is a large addition to its operation, opens up the likelihood of an acceleration in earnings growth. Management’s incentives are based totally on returns derived from acquisitions. Their record on this score is impressive.

Tesaro (TSRO), an oncology company focused on ovarian cancer, was acquired by GlaxoSmithKline for $4.5 billion. The offer represented a 62% premium over Tesaro’s prior closing price.

Alibaba (BABA) is another core position for the Fund. We have talked about the dynamics and the strength of the Chinese consumer over the years, and in our view, we are still in the relatively early innings of this story. Revenue growth continues to be very strong at Alibaba, with just announced revenue growing 40% from the previous year. The initial public offering (“IPO”) for its financial services arm should provide an additional catalyst for the stock.

Moutai (600519 CH) is a leading liquor brand in China which we have owned for many years. For the last few months, we have been very bullish about their margins expanding further. They have decided to bring distribution in house which will lead to a structural margin expansion and significant earnings growth.

BOTTOM FIVE PERFORMERS

Qualcomm (QCOM) was a short idea which went against us. Our view was that their core modem technology was getting commoditized and their royalty business model was unsustainable. At the same time, consensus was modelling an aggressive roll out of a 5G technology handset which was different from our view.

Yelp (YELP) is a business with a strong following both amongst businesses and consumers. However, management has mis-executed on several occasions in the last couple of years. While the stock is cheap, we have rotated towards higher conviction ideas.

A short position in a rare blood disease company Alexion (ALXN) detracted from performance. During the period, the stock gained as the company generated strong Q4 2018 results and provided conservative 2019 guidance. The company also hosted an analyst day that was well received by Wall Street as it focused on diversifying its pipeline. We continue to hold the short position as we believe the competitive pressures from emerging companies and biosimilars are underappreciated.

6	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter

April 30, 2019 (Unaudited)

APPLE (AAPL) is directly exposed to the China-US tariff dispute. The iPhone is largely manufactured in China and the supply chain is so entrenched that it will be hard to move it outside China. We have exited the position and will revisit at a later date.

Talend (TLND) is an infrastructure company where we are excited about the rapidly growing cloud business. However, the growth rate of the legacy business has slowed down significantly, and we have stepped aside.

RIGHTS OFFERING ANNOUNCED

We are pleased to report that on April 18, 2019, the Board of Trustees of GLQ (the “Board”) authorized and set terms of an offering to shareholders of rights to purchase additional shares of the Fund. Shareholders on a record date to be established by the Fund's Board would be issued transferable rights entitling them to subscribe for one additional share for every five shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. The Fund anticipates that the offering will commence in July 2019 and will continue for approximately 30 days. The rights offering is subject to the effectiveness of the Fund's registration statement filed with the U.S. Securities and Exchange Commission.

Finally, we are excited to announce that we have moved to new offices on the 27th floor of 53 State Street in Boston, where we have signed a long-term lease. We look forward to hosting our clients in our beautiful new space. As always, if you have any questions, please contact us at 1-877-256-8445.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

Semi-Annual Report | April 30, 2019	7

Clough Global Equity Fund	Shareholder Letter

April 30, 2019 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Equity Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

8	www.cloughglobal.com

Clough Global Equity Fund	Portfolio Allocation

April 30, 2019 (Unaudited)

Top 10 Equity Holdings^^	% of Total Portfolio
1. Citigroup, Inc.	4.36%
2. TransDigm Group, Inc.	3.29%
3. Starwood Property Trust, Inc.	3.19%
4. Microsoft Corp.	2.69%
5. HDFC Bank, Ltd.	2.64%
6. Softbank Group Corp.	2.58%
7. Larsen & Toubro, Ltd.	2.48%
8. Analog Devices, Inc.	2.40%
9. Micron Technology, Inc.	2.39%
10. Ares Capital Corp.	2.33%

Global Securities Holdings^	% of Total Portfolio
United States	66.34%
U.S. Multinationals†	15.34%
China	7.84%
India	6.47%
Japan	2.58%
Switzerland	2.15%
Hong Kong	0.89%
United Kingdom	0.61%
Belgium	0.39%
Canada	0.37%
Other	-2.98%
TOTAL INVESTMENTS	100.00%
Asset Allocation*	% of Total Portfolio
Common Stock - US	52.03%
Common Stock - Foreign	34.63%
Exchange Traded Funds	-4.57%
Total Return Swap Contracts	2.07%
Total Equities	84.16%

Preferred Stock	3.50%
Total Fixed Income	3.50%

Short-Term Investments	7.29%
Other (Cash)	4.92%
Purchased Options	0.13%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	93.6%	-2.8%	96.4%	90.8%
U.S. Multinationals†	26.9%	-5.9%	32.8%	21.0%
China	10.7%	0.0%	10.7%	10.7%
India	8.9%	0.0%	8.9%	8.9%
Japan	3.5%	0.0%	3.5%	3.5%
Switzerland	2.9%	0.0%	2.9%	2.9%
Hong Kong	1.2%	0.0%	1.2%	1.2%
United Kingdom	0.8%	0.0%	0.8%	0.8%
Belgium	0.5%	0.0%	0.5%	0.5%
Canada	0.5%	0.0%	0.5%	0.5%
Other	0.0%	-4.1%	4.1%	-4.1%
TOTAL INVESTMENTS	149.5%	-12.8%	162.3%	136.7%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.
^^	Only long positions are listed.

Semi-Annual Report | April 30, 2019	9

Clough Global Opportunities Fund	Shareholder Letter

April 30, 2019 (Unaudited)

The Clough Global Opportunities Fund (“GLO” or the “Fund”) was up 8.53% on net asset value (“NAV”) and 8.41% on market price for the first six months of the Fund’s current fiscal year. The Fund’s benchmark, 25% of the Bloomberg Barclays Aggregate Bond Index and 75% of the MSCI World Index, was up 8.39% for the same period of time.

The first half of the year (November 1, 2018 – April 30, 2019) witnessed a significant uptick in market volatility. November and especially December featured a dramatic sell off in risk assets with the market bottoming on Christmas Eve. Markets quickly rallied in January as Federal Reserve policy reversed course, signaling an end to rate hikes while trade war fears temporarily dissipated.

While reducing exposure at the end of the year, we decided to keep our high conviction long ideas intact, because we believed that attempts to trade around the steep equity selloffs simply risked being whipsawed. That strategy allowed the Fund to participate in the rally starting in January. As political headlines have resurfaced in India ahead of May elections and in China-US trade negotiations, we have kept our long positions in our two preferred emerging markets tactical while adding to long duration 30-year United States Treasury bonds.

We do not base our investment strategies on economic forecasts, but we do follow investment and credit cycles and we draw three conclusions from what we see today: (1) the dominant price trends are deflationary; (2) the Federal Reserve is more likely to ease than tighten; and (3) the economy will likely slow rather than fall into recession. No serious inventory imbalances are present and no serious overbuild in the nation’s capital stock, which would undermine pricing and profitability is visible (such as the technology boom in 2000 or housing in 2008). We believe that although temporary technical factors can knock the market down, the likelihood of a serious liquidity squeeze seems remote at this point.

TOP FIVE PERFORMERS

Carvana (CVNA) is a highly volatile stock that has landed in the Fund’s top five and bottom five recently. During the first half of the fiscal year, the online distributer of used cars was a top performer. It is a controversial stock with an astonishing 60% of the stock free-float held short. Because the company’s long-term plan seeks to capture the profits from financing many of its vehicles, there has been concern that it is selling its auto loan receivables to related parties and possibly inflating profits. But last month the company secured asset-backed financing in the public markets, dramatically reducing financial costs, a testimony to its market presence and dominant business model. The company is expected to soon reach desired markets throughout the United States, and its investment needs will slow. Revenues have continued to grow in excess of 100% annually. Free cash flow could reach $1 billion annually by 2022, according to some estimates. We think the company has the potential to grow several times its current size.

Transdigm (TDG) is a manufacturer and distributor of aircraft parts. It has grown organically and by acquisition, consistently improving its return on investment (“ROI”). Its acquisition of Esterline Corp, which is a large addition to its operation, opens up the likelihood of an acceleration in earnings growth. Management’s incentives are based totally on returns derived from acquisitions. Their record on this score is impressive.

The Fund added to duration as rates sold off at the end of 2018. The 30-year US Treasury positions were a top performer for the first half of the fiscal year as rates rallied lower in yield and higher in price after the Federal Reserve signaled an end to its rate hikes. We continue to believe in a low interest rate environment and will look to add to this position opportunistically.

Tesaro (TSRO), an oncology company focused on ovarian cancer, was acquired by GlaxoSmithKline for $4.5 billion. The offer represented a 62% premium over Tesaro’s prior closing price.

Alibaba (BABA) is another core position for the Fund. We have talked about the dynamics and the strength of the Chinese consumer over the years, and in our view, we are still in the relatively early innings of this story. Revenue growth continues to be very strong at Alibaba, with just announced revenue growing 40% from the previous year. The initial public offering (“IPO”) for its financial services arm should provide an additional catalyst for the stock.

BOTTOM FIVE PERFORMERS

Qualcomm (QCOM) was a short idea which went against us. Our view was that their core modem technology was getting commoditized and their royalty business model was unsustainable. At the same time, consensus was modelling an aggressive roll out of a 5G technology handset which was different from our view.

Yelp (YELP) is a business with a strong following both amongst businesses and consumers. However, management has mis executed on several occasions in the last couple of years. While the stock is cheap, we have rotated towards higher conviction ideas.

10	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter

April 30, 2019 (Unaudited)

A short position in a rare blood disease company Alexion (ALXN) detracted from performance. During the period, the stock gained as the company generated strong Q4 2018 results and provided conservative 2019 guidance. The company also hosted an analyst day that was well received by Wall Street as it focused on diversifying its pipeline. We continue to hold the short position as we believe the competitive pressures from emerging companies and biosimilars are underappreciated.

Apple (AAPL) is directly exposed to the China-US tariff dispute. The iPhone is largely manufactured in China and the supply chain is so entrenched that it will be hard to move it outside China. We have exited the position and will revisit at a later date.

Talend (TLND) is an infrastructure company where we are excited about the rapidly growing cloud business. However, the growth rate of the legacy business has slowed down significantly, and we have stepped aside.

RIGHTS OFFERING ANNOUNCED

We are pleased to report that on May 22, 2019, the Board of Trustees of GLO (the “Board”) authorized and set terms of an offering to shareholders of rights to purchase additional shares of the Fund. Shareholders on a record date to be established by the Fund's Board would be issued transferable rights entitling them to subscribe for one additional share for every five shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. The Fund anticipates that the offering will commence in July 2019 and will continue for approximately 30 days. The rights offering is subject to the effectiveness of the Fund's registration statement filed with the U.S. Securities and Exchange Commission.

Finally, we are excited to announce that we have moved to new offices on the 27th floor of 53 State Street in Boston, where we have signed a long-term lease. We look forward to hosting our clients in our beautiful new space. As always, if you have any questions, please contact us at 1-877-256-8445.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

Semi-Annual Report | April 30, 2019	11

Clough Global Opportunities Fund	Shareholder Letter

 April 30, 2019 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Opportunities Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

12	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation

April 30, 2019 (Unaudited)

Top 10 Equity Holdings^^	% of Total Portfolio
1. Citigroup, Inc.	4.40%
2. TransDigm Group, Inc.	3.64%
3. Starwood Property Trust, Inc.	2.97%
4. Microsoft Corp.	2.79%
5. HDFC Bank, Ltd.	2.61%
6. Softbank Group Corp.	2.54%
7. Larsen & Toubro, Ltd.	2.45%
8. Analog Devices, Inc.	2.37%
9. Micron Technology, Inc.	2.35%
10. Ares Capital Corp.	2.16%

Global Securities Holdings^	% of Total Portfolio
United States	66.74%
U.S. Multinationals†	15.23%
China	7.74%
India	6.39%
Japan	2.54%
Switzerland	1.85%
United Kingdom	0.91%
Hong Kong	0.88%
Canada	0.39%
Belgium	0.31%
Other	-2.98%
TOTAL INVESTMENTS	100.00%
Asset Allocation*	% of Total Portfolio
Common Stock - US	47.98%
Common Stock - Foreign	33.64%
Exchange Traded Funds	-4.24%
Total Return Swap Contracts	2.03%
Total Equities	79.41%

Government L/T	4.67%
Corporate Debt	3.10%
Preferred Stock	2.73%
Total Fixed Income	10.50%

Short-Term Investments	7.18%
Other (Cash)	2.78%
Purchased Options	0.13%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	95.6%	-2.8%	98.4%	92.8%
U.S. Multinationals†	26.7%	-5.5%	32.2%	21.2%
China	10.8%	0.0%	10.8%	10.8%
India	8.9%	0.0%	8.9%	8.9%
Japan	3.5%	0.0%	3.5%	3.5%
Switzerland	2.6%	0.0%	2.6%	2.6%
United Kingdom	1.3%	0.0%	1.3%	1.3%
Hong Kong	1.2%	0.0%	1.2%	1.2%
Canada	0.5%	0.0%	0.5%	0.5%
Belgium	0.4%	0.0%	0.4%	0.4%
Other	0.0%	-4.2%	4.2%	-4.2%
TOTAL INVESTMENTS	151.5%	-12.5%	164.0%	139.0%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.
^^	Only long positions are listed.

Semi-Annual Report | April 30, 2019	13

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS 92.42%
Communication Services 6.42%
Alphabet, Inc. - Class C(a)(b)(c)	1,475	$1,753,008
Softbank Group Corp.	30,300	3,143,018
T-Mobile US, Inc.(a)(b)(c)	9,600	700,704
		5,596,730

Consumer Discretionary 7.65%
ANTA Sports Products, Ltd.	101,000	711,975
Eicher Motors, Ltd.	2,400	702,822
Home Depot, Inc.(b)(c)	14,890	3,033,093
Service Corp. International(b)(c)	27,600	1,148,436
Vail Resorts, Inc.(b)(c)	4,700	1,075,595
		6,671,921

Energy 0.09%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	130,700	81,295

Financials 41.83%
AIA Group, Ltd.	142,600	1,453,303
American International Group, Inc.(b)(c)	22,900	1,089,353
Ares Capital Corp.(b)	164,300	2,957,400
Bank of America Corp.(b)(c)	98,591	3,014,913
Barings BDC, Inc.(b)(c)	144,900	1,440,306
Blackstone Mortgage Trust, Inc. - Class A(b)	60,100	2,138,959
Citigroup, Inc.(b)(c)	86,930	6,145,951
Golub Capital BDC, Inc.(b)	97,700	1,800,611
Granite Point Mortgage Trust, Inc.(b)	121,100	2,328,753
HDFC Bank, Ltd.	96,116	3,202,473
JPMorgan Chase & Co.(b)(c)	22,400	2,599,520
Morgan Stanley(b)	31,600	1,524,700
Ping An Insurance Group Co. of China, Ltd. - Class H	61,000	734,429
Solar Capital, Ltd.(b)	75,100	1,608,642
Starwood Property Trust, Inc.(b)	138,800	3,199,340
TPG Specialty Lending, Inc.(b)	61,800	1,253,922
		36,492,575

Health Care 7.86%
Amgen, Inc.(b)(c)	3,790	679,623
Baxter International, Inc.	9,800	747,740
Eli Lilly & Co.(b)(c)	8,813	1,031,474
Johnson & Johnson(b)(c)	5,150	727,180
Pfizer, Inc.(b)(c)	61,900	2,513,759
Thermo Fisher Scientific, Inc.	2,690	746,340
Zoetis, Inc.(b)(c)	4,020	409,397
		6,855,513

Industrials 3.45%
Larsen & Toubro, Ltd.	155,255	3,010,177
	Shares	Value
Information Technology 18.53%
Analog Devices, Inc.(b)(c)	25,000	$2,906,000
Broadcom, Ltd.(b)(c)	3,183	1,013,467
KLA-Tencor Corp.(b)(c)	18,060	2,302,289
Micron Technology, Inc.(a)(b)(c)	69,050	2,904,243
Microsoft Corp.(b)(c)	31,310	4,089,086
Visa, Inc. - Class A(b)(c)	13,500	2,219,805
Xilinx, Inc.(b)(c)	6,080	730,451
		16,165,341

Real Estate 6.59%
Community Healthcare Trust, Inc.(b)	107,700	3,928,896
SBA Communications Corp.(a)(b)(c)	8,950	1,823,384
		5,752,280

TOTAL COMMON STOCKS
(Cost $74,885,579)		80,625,832

CLOSED-END FUNDS 2.63%
Aberdeen Income Credit Strategies Fund(b)	11,665	148,612
Advent Claymore Convertible Securities and Income Fund(b)(c)	9,000	134,910
Apollo Senior Floating Rate Fund, Inc.(b)(c)	24,500	372,890
Brookfield Real Assets Income Fund, Inc.(b)	13,400	296,676
Cornerstone Strategic Value Fund, Inc.(b)(c)	24,800	304,792
Cornerstone Total Return Fund, Inc.(b)(c)	25,500	307,787
Gabelli Convertible and Income Securities Fund, Inc.(b)(c)	32,300	168,929
Royce Value Trust, Inc.(b)	23,700	339,858
Wells Fargo Multi-Sector Income Fund(b)	17,807	220,629

TOTAL CLOSED-END FUNDS
(Cost $2,226,095)		2,295,083

EXCHANGE TRADED FUNDS 0.86%
iShares U.S. Medical Devices ETF	3,340	750,799

TOTAL EXCHANGE TRADED FUNDS
(Cost $736,400)		750,799

14	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

	Shares	Value
PREFERRED STOCKS 8.45%
Annaly Capital Management, Inc.
Series H, 8.125%(b)(c)	10,640	$272,916
Series G, 6.500%(b)(i)	37,476	923,034
Ares Management Corp.
Series A, 7.000%(b)	35,000	917,700
First Republic Bank
Series D, 5.500%(b)	35,000	896,700
Global Medical REIT, Inc.
Series A, 7.500%(b)	10,900	278,495
M&T Bank Corp.
Series C, 6.375%(b)	962	981,764
New Mountain Finance Corp.,
5.750%(b)	40,000	1,018,800
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(b)(i)	22,000	564,740
Series B, 3M US L + 5.99%(b)(i)	10,000	256,600
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(i)	28,500	761,520
Series C, 3M US L + 5.011%(b)(c)(i)	20,000	494,400

TOTAL PREFERRED STOCKS
(Cost $7,192,752)		7,366,669

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.19%
Put Options Purchased 0.19%
iShares MSCI India ETF
06/21/19, 34, $7,102,000	2,000	166,000

Total Put Options Purchased
(Cost $207,840)		166,000

TOTAL PURCHASED OPTIONS
(Cost $207,840)		166,000

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 9.74%
Bank of America Corp.
10/21/2022, 2.503%	$500,000	493,557
BP Capital Markets America, Inc.
05/06/2022, 3.245%	288,000	292,385
Branch Banking & Trust Co.
06/01/2020, 2.250%	500,000	497,849
Caterpillar, Inc.
05/27/2021, 3.900%	500,000	513,613
Citizens Financial Group, Inc.
09/28/2022, 4.150%(b)(c)(d)	1,325,000	1,353,640
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Main Street Capital Corp.
12/01/2019, 4.500%(b)(c)	$1,000,000	$1,005,739
Masco Corp.
05/15/2047, 4.500%	750,000	686,773
NextEra Energy Capital Holdings, Inc.
10/01/2066, 3M US L + 2.0675%(b)(c)(i)	500,000	428,357
Philip Morris International, Inc.
11/02/2022, 2.500%	1,000,000	989,485
SBA Tower Trust
10/08/2020, 3.156%(d)	500,000	501,476
03/15/2023, 3.448%(b)(c)(d)	500,000	503,507
Solar Capital, Ltd.
01/20/2023, 4.500%(b)(c)	500,000	488,566
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(b)(c)	750,000	744,259

TOTAL CORPORATE BONDS
(Cost $8,543,445)		8,499,206

ASSET/MORTGAGE BACKED SECURITIES 0.11%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%	86,735	93,245

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $86,735)		93,245

GOVERNMENT & AGENCY OBLIGATIONS 20.62%
U.S. Treasury Bonds
02/15/2020, 3.625%(b)	3,000,000	3,027,656
11/15/2026, 6.500%(b)	1,000,000	1,279,766
08/15/2029, 6.125%(b)	1,000,000	1,326,758
05/15/2030, 6.250%(b)	1,000,000	1,356,465
02/15/2041, 4.750%(b)	1,000,000	1,314,785
05/15/2041, 4.375%(b)	1,000,000	1,253,496
08/15/2043, 3.625%(b)	1,000,000	1,126,875
11/15/2043, 3.750%(b)	1,000,000	1,149,609
05/15/2048, 3.125%(b)	4,000,000	4,149,141
U.S. Treasury Note
07/31/2020, 2.625%	2,000,000	2,007,031

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $17,841,082)		17,991,582

Semi-Annual Report | April 30, 2019	15

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 4.79%
Money Market Funds 2.52%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.306% 7-day yield)	2,199,995	$2,199,995
		2,199,995
U.S. Treasury Bills 2.27%
U.S. Treasury Bills
09/05/2019, 2.418%(j)	$1,000,000	991,665
12/05/2019, 2.410%(j)	1,000,000	986,118
		1,977,783
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,176,668)		4,177,778

Total Investments - 139.81%
(Cost $115,896,596)		121,966,194

Liabilities in Excess of Other Assets - (39.81%)(k)		(34,728,588)

NET ASSETS - 100.00%		$87,237,606

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (5.66%)
Financials (4.00%)
Deutsche Bank AG	(102,000)	(844,560)
Mediobanca Banca di Credito Finanziario SpA	(114,112)	(1,209,488)
Societe Generale S.A.	(7,660)	(242,451)
UniCredit SpA	(86,454)	(1,195,601)
		(3,492,100)

Health Care (0.38%)
Alexion Pharmaceuticals, Inc.	(2,000)	(272,260)
McKesson Corp.	(480)	(57,240)
		(329,500)

Industrials (0.49%)
Stericycle, Inc.	(7,300)	(426,247)

Information Technology (0.79%)
Amkor Technology, Inc.	(39,400)	(356,964)
Manhattan Associates, Inc.	(5,000)	(337,250)
		(694,214)

TOTAL COMMON STOCKS
(Proceeds $4,893,126)		(4,942,061)

EXCHANGE TRADED FUNDS (5.98%)
iShares U.S. Healthcare Providers ETF	(10,300)	(1,684,668)
SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
EXCHANGE TRADED FUNDS (continued)
iShares® Nasdaq Biotechnology ETF	(5,490)	$(584,246)
SPDR® S&P® Biotech ETF	(34,600)	(2,947,920)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $5,004,479)		(5,216,834)

TOTAL SECURITIES SOLD SHORT
(Proceeds $9,897,605)		$(10,158,895)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2019 was 2.58%

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts or borrowings. As of April 30, 2019, the aggregate value of those securities was $83,921,244, representing 96.20% of net assets. (See Note 1 and Note 6)

(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2019.

(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2019, these securities had an aggregate value of $2,439,918 or 2.80% of net assets.

(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2019, these securities had an aggregate value of $81,295 or 0.09% of net assets.

(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of April 30, 2019, these securities had an aggregate value of $81,295 or 0.09% of total net assets.

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).

(h)	Security filed for bankruptcy on November 26, 2018.

(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

16	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Semi-Annual Report | April 30, 2019	17

Clough Global Dividend and Income Fund	Statement of Investments
April 30, 2019 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Jiangsu Yanghe Brewery Joint	$659,430	1D FEDEF + 255 bps	1 D FEDEF	10/01/2020	$757,993	$98,563
Morgan Stanley	Kweichow Moutai Co., Ltd.	1,436,166	1D FEDEF + 250 bps	1 D FEDEF	05/29/2020	1,749,262	313,096
		$2,095,596				$2,507,255	$411,659

See Notes to the Financial Statements.

18	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
April 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS 121.49%
Communication Services 14.30%
Alphabet, Inc. - Class C(a)(b)(c)	3,050	$3,624,864
China Tower Corp., Ltd. - Class H	9,470,000	2,559,199
GCI Liberty, Inc. - Class A(a)(b)(c)	69,721	4,156,766
Momo, Inc. - Sponsored ADR(b)	44,000	1,543,080
Netflix, Inc.(a)(b)(c)	4,904	1,817,128
Softbank Group Corp.	52,100	5,404,331
T-Mobile US, Inc.(a)(b)	38,500	2,810,115
		21,915,483

Consumer Discretionary 14.78%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	23,570	4,373,885
Amazon.com, Inc.(a)(b)(c)	2,082	4,011,015
ANTA Sports Products, Ltd.	174,000	1,226,571
Carvana Co.(a)(b)	59,200	4,236,352
Eicher Motors, Ltd.	4,000	1,171,370
Floor & Decor Holdings, Inc. - Class A(a)(b)	26,700	1,282,134
Home Depot, Inc.(b)(c)	17,670	3,599,379
Service Corp. International(b)	33,300	1,385,613
Wayfair, Inc. - Class A(a)(b)	8,380	1,358,817
		22,645,136

Energy 0.09%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	217,600	135,347

Financials 34.86%
AIA Group, Ltd.	184,400	1,879,306
Ares Capital Corp.(b)	271,000	4,878,000
Bank of America Corp.(b)(c)	140,005	4,281,353
Blackstone Mortgage Trust, Inc. - Class A(b)	106,700	3,797,453
Citigroup, Inc.(b)(c)	129,319	9,142,853
Golub Capital BDC, Inc.(b)	193,109	3,558,999
Granite Point Mortgage Trust, Inc.(b)	150,300	2,890,269
HDFC Bank, Ltd.	166,232	5,538,657
JPMorgan Chase & Co.(b)(c)	29,200	3,388,660
Morgan Stanley(b)	49,000	2,364,250
Ping An Insurance Group Co. of China, Ltd. - Class H	105,500	1,270,201
Solar Capital, Ltd.(b)	104,400	2,236,248
Starwood Property Trust, Inc.(b)	290,100	6,686,805
TPG Specialty Lending, Inc.(b)	74,000	1,501,460
		53,414,514

Health Care 18.25%
Align Technology, Inc.(a)(b)	3,980	1,292,226
Amgen, Inc.(b)(c)	4,000	717,280
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	334,425	1,199,997
	Shares	Value
Health Care (continued)
Apellis Pharmaceuticals, Inc.(a)(b)(c)	87,697	$1,737,278
Baxter International, Inc.	16,900	1,289,470
BeiGene, Ltd. - ADR(a)(b)(c)	9,100	1,130,493
BioMarin Pharmaceutical, Inc.(a)(b)(c)	15,000	1,282,950
Boston Scientific Corp.(a)(b)	33,700	1,250,944
Centrexion Therapeutics(a)(d)(e)(f)(g)	66,719	749,988
Centrexion Therapeutics Corp.(a)(e)(f)(g)	4,336	48,741
Correvio Pharma Corp.(a)(b)(c)	319,900	767,760
CRISPR Therapeutics AG(a)(b)(c)	96,367	3,872,990
Elanco Animal Health, Inc.(a)(b)(c)	31,000	976,500
Equillium, Inc.(a)(b)(c)	43,200	269,568
Galapagos NV - Sponsored ADR(a)(b)(c)	7,150	822,250
Gossamer Bio, Inc.(a)(b)	26,200	444,352
Gossamer Biosciences(a)(d)(e)(f)	58,721	968,521
GW Pharmaceuticals PLC - ADR(a)(b)	7,570	1,281,677
IDEXX Laboratories, Inc.(a)(b)	2,554	592,528
Idorsia, Ltd.(a)(d)	32,520	642,772
Illumina, Inc.(a)(b)	1,700	530,400
Intra-Cellular Therapies, Inc.(a)(b)	20,500	269,985
Pfizer, Inc.(b)(c)	38,000	1,543,180
Teladoc Health, Inc.(a)(b)(c)	10,920	621,130
Thermo Fisher Scientific, Inc.	4,650	1,290,142
Veracyte, Inc.(a)(b)(c)	51,500	1,177,805
Vertex Pharmaceuticals, Inc.(a)(b)(c)	3,212	542,764
Zoetis, Inc.(b)	6,430	654,831
		27,968,522

Industrials 7.91%
Larsen & Toubro, Ltd.	268,471	5,205,278
TransDigm Group, Inc.(a)(b)	14,320	6,909,686
		12,114,964

Information Technology 29.37%
Adobe Systems, Inc.(a)(b)	10,370	2,999,523
Analog Devices, Inc.(b)	43,300	5,033,192
Broadcom, Ltd.(b)	3,923	1,249,083
Coupa Software, Inc.(a)(b)	10,180	1,051,900
Guidewire Software, Inc.(a)(b)(c)	13,300	1,416,450
Inphi Corp(a)(b)(c)	16,100	735,126
KLA-Tencor Corp.(b)(c)	31,000	3,951,880
Micron Technology, Inc.(a)(b)(c)	118,990	5,004,719
Microsoft Corp.(b)(c)	43,140	5,634,084
Pluralsight, Inc. - Class A(a)(b)	44,900	1,593,501
Proofpoint, Inc.(a)(b)	12,800	1,605,376
RingCentral, Inc. - Class A(a)(b)(c)	10,700	1,245,159

Semi-Annual Report | April 30, 2019	19

Clough Global Equity Fund	Statement of Investments
April 30, 2019 (Unaudited)

	Shares	Value
Information Technology (continued)
salesforce.com, Inc.(a)(b)	15,900	$2,629,065
ServiceNow, Inc.(a)(b)(c)	15,620	4,240,986
Twilio, Inc. - Class A(a)(b)	8,100	1,110,834
Visa, Inc. - Class A(b)(c)	17,400	2,861,082
WNS Holdings, Ltd. - ADR(a)(b)	24,000	1,371,600
Xilinx, Inc.(b)(c)	10,510	1,262,671
		44,996,231

Real Estate 1.93%
SBA Communications Corp.(a)(b)(c)	14,500	2,954,085

TOTAL COMMON STOCKS
(Cost $171,700,869)		186,144,282

CLOSED-END FUNDS 2.81%
Apollo Senior Floating Rate Fund, Inc.(b)	20,000	304,400
Cornerstone Strategic Value Fund, Inc.(b)(c)	81,400	1,000,406
Cornerstone Total Return Fund, Inc.(b)	84,200	1,016,302
Duff & Phelps Global Utility Income Fund, Inc.(b)	29,600	440,448
Gabelli Convertible and Income Securities Fund, Inc.(b)	52,800	276,144
Royce Value Trust, Inc.(b)	58,200	834,588
Voya Global Equity Dividend and Premium Opportunity Fund(b)	31,200	208,416
Wells Fargo Multi-Sector Income Fund(b)	17,800	220,542

TOTAL CLOSED-END FUNDS
(Cost $4,218,524)		4,301,246

EXCHANGE TRADED FUNDS 0.84%
iShares U.S. Medical Devices ETF(b)	5,710	1,283,551

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,258,935)		1,283,551

PREFERRED STOCKS 4.79%
Annaly Capital Management, Inc. Series G, 6.500%(b)(i)	60,000	1,477,800
Ares Management Corp. Series A, 7.000%(b)	71,000	1,861,620
First Republic Bank Series D, 5.500%(b)	2,464	63,128
Global Medical REIT, Inc. Series A, 7.500%(b)	17,700	452,235
	Shares	Value
PREFERRED STOCKS (continued)
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(b)(i)	48,692	$1,249,923
Series B, 3M US L + 5.99%(b)(i)	10,000	256,600
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(i)	51,000	1,362,720
Series C, 3M US L + 5.011%(b)(c)(i)	25,000	618,000

TOTAL PREFERRED STOCKS
(Cost $7,116,820)		7,342,026

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.18%
Put Options Purchased 0.18%
iShares MSCI India ETF
06/21/19, 34, $12,073,400	3,400	282,200

Total Put Options Purchased
(Cost $353,334)		282,200

TOTAL PURCHASED OPTIONS
(Cost $353,334)		282,200

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 9.98%
Money Market Funds 4.81%
BlackRock Liquidity Funds, T- Fund Portfolio - Institutional Class (2.306% 7-day yield)	7,362,690	7,362,690
		7,362,690
U.S. Treasury Bills 5.17%
U.S. Treasury Bills
06/25/2019, 2.427%(j)	$2,000,000	1,992,713
09/26/2019, 2.375%(j)	3,000,000	2,970,801
10/24/2019, 2.380%(j)	3,000,000	2,965,460
		7,928,974
TOTAL SHORT-TERM INVESTMENTS
(Cost $15,291,201)		15,291,664

Total Investments - 140.09%
(Cost $199,939,683)		214,644,969

Liabilities in Excess of Other Assets - (40.09%)(k)		(61,427,623)

NET ASSETS - 100.00%		$153,217,346

20	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
April 30, 2019 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (5.70%)
Financials (4.09%)
Deutsche Bank AG	(189,200)	$(1,566,576)
Mediobanca Banca di Credito Finanziario SpA	(188,076)	(1,993,441)
Societe Generale S.A.	(13,346)	(422,422)
UniCredit SpA	(164,981)	(2,281,577)
		(6,264,016)

Health Care (0.37%)
Alexion Pharmaceuticals, Inc.	(3,520)	(479,178)
McKesson Corp.	(700)	(83,475)
		(562,653)

Industrials (0.46%)
Stericycle, Inc.	(12,200)	(712,358)

Information Technology (0.78%)
Amkor Technology, Inc.	(67,700)	(613,362)
Manhattan Associates, Inc.	(8,600)	(580,070)
		(1,193,432)

TOTAL COMMON STOCKS
(Proceeds $8,700,141)		(8,732,459)

EXCHANGE TRADED FUNDS (7.09%)
Health Care Select Sector SPDR® Fund	(21,500)	(1,919,090)
iShares U.S. Healthcare Providers ETF	(18,000)	(2,944,080)
iShares® Nasdaq Biotechnology ETF	(8,640)	(919,469)
SPDR® S&P® Biotech ETF	(59,700)	(5,086,440)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $10,339,967)		(10,869,079)

TOTAL SECURITIES SOLD SHORT
(Proceeds $19,040,108)		$(19,601,538)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2019 was 2.58%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts or borrowings. As of April 30, 2019, the aggregate value of those securities was $158,314,743, representing 103.33% of net assets. (See Note 1 and Note 6)
(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2019.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2019, these securities had an aggregate value of $3,696,625 or 2.41% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2019, these securities had an aggregate value of $3,102,594 or 2.02% of net assets.
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of April 30, 2019, these securities had an aggregate value of $3,102,594 or 2.02% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(h)	Security filed for bankruptcy on November 26, 2018.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Semi-Annual Report | April 30, 2019	21

Clough Global Equity Fund	Statement of Investments
April 30, 2019 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Jiangsu Yanghe Brewery Joint	$1,158,512	1D FEDEF + 255 bps	1 D FEDEF	10/01/2020	$1,322,121	$163,609
Morgan Stanley	Kweichow Moutai Co., Ltd.	2,473,415	1D FEDEF + 250 bps	1 D FEDEF	5/29/2020	3,017,509	544,094
		$3,631,927				$4,339,630	$707,703

See Notes to the Financial Statements.

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
April 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS 117.65%
Communication Services 14.66%
Alphabet, Inc. - Class C(a)(b)	7,020	$8,343,130
China Tower Corp., Ltd. - Class H	21,786,000	5,887,508
GCI Liberty, Inc. - Class A(a)(b)(c)	164,262	9,793,300
Momo, Inc. - Sponsored ADR(b)(c)	101,300	3,552,591
Netflix, Inc.(a)(b)	11,294	4,184,879
Softbank Group Corp.	119,800	12,426,850
T-Mobile US, Inc.(a)(b)(c)	101,400	7,401,186
		51,589,444

Consumer Discretionary 14.86%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	54,270	10,070,884
Amazon.com, Inc.(a)(b)(c)	4,782	9,212,619
ANTA Sports Products, Ltd.	401,000	2,826,751
Carvana Co.(a)(b)	138,220	9,891,023
Eicher Motors, Ltd.	9,200	2,694,152
Floor & Decor Holdings, Inc. - Class A(a)(b)	61,600	2,958,032
Home Depot, Inc.(b)(c)	40,770	8,304,849
Service Corp. International(b)	76,900	3,199,809
Wayfair, Inc. - Class A(a)(b)	19,260	3,123,009
		52,281,128

Energy 0.10%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	536,000	333,392

Financials 32.21%
AIA Group, Ltd.	423,800	4,319,143
Ares Capital Corp.(b)	586,800	10,562,400
Bank of America Corp.(b)(c)	336,210	10,281,302
Blackstone Mortgage Trust, Inc. - Class A(b)	244,300	8,694,637
Citigroup, Inc.(b)(c)	304,227	21,508,849
Golub Capital BDC, Inc.(b)	313,957	5,786,227
HDFC Bank, Ltd.	382,930	12,758,782
JPMorgan Chase & Co.(b)(c)	70,200	8,146,710
Morgan Stanley	112,500	5,428,125
Ping An Insurance Group Co. of China, Ltd. - Class H	242,500	2,919,657
Solar Capital, Ltd.(b)	216,231	4,631,668
Starwood Property Trust, Inc.(b)	628,986	14,498,127
TPG Specialty Lending, Inc.(b)	186,183	3,777,653
		113,313,280

Health Care 16.33%
Align Technology, Inc.(a)(b)(c)	9,145	2,969,199
Amgen, Inc.(b)(c)	10,720	1,922,310
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	780,326	2,799,997
	Shares	Value
Health Care (continued)
Apellis Pharmaceuticals, Inc.(a)(b)(c)	214,401	$4,247,284
Baxter International, Inc.	38,800	2,960,440
BeiGene, Ltd. - ADR(a)(b)(c)	21,200	2,633,676
BioMarin Pharmaceutical, Inc.(a)(b)(c)	18,600	1,590,858
Boston Scientific Corp.(a)(b)	25,800	957,696
Centrexion Therapeutics(a)(d)(e)(f)(g)	217,952	2,449,998
Centrexion Therapeutics Corp.(a)(e)(f)(g)	14,166	159,240
Correvio Pharma Corp.(a)	797,281	1,913,474
CRISPR Therapeutics AG(a)(b)(c)	225,010	9,043,152
Elanco Animal Health, Inc.(a)(b)(c)	71,300	2,245,950
Equillium, Inc.(a)(b)	99,800	622,752
Galapagos NV - Sponsored ADR(a)	13,010	1,496,150
Gossamer Bio, Inc.(a)(b)	60,500	1,026,080
Gossamer Biosciences(a)(d)(e)(f)	113,988	1,880,072
GW Pharmaceuticals PLC - ADR(a)(b)(c)	17,380	2,942,608
IDEXX Laboratories, Inc.(a)(b)(c)	5,885	1,365,320
Illumina, Inc.(a)(b)(c)	3,900	1,216,800
Intra-Cellular Therapies, Inc.(a)(b)	51,574	679,230
Pfizer, Inc.(b)(c)	77,800	3,159,458
Teladoc Health, Inc.(a)(b)(c)	25,040	1,424,275
Thermo Fisher Scientific, Inc.	10,690	2,965,940
Vertex Pharmaceuticals, Inc.(a)(b)(c)	7,408	1,251,804
Zoetis, Inc.(b)(c)	15,140	1,541,858
		57,465,621

Industrials 8.46%
Larsen & Toubro, Ltd.	618,493	11,991,715
TransDigm Group, Inc.(a)(b)	36,860	17,785,687
		29,777,402

Information Technology 29.05%
Adobe Systems, Inc.(a)(b)	23,770	6,875,473
Analog Devices, Inc.(b)	99,700	11,589,128
Broadcom, Ltd.(b)	9,141	2,910,494
Guidewire Software, Inc.(a)(b)(c)	30,600	3,258,900
KLA-Tencor Corp.(b)(c)	71,240	9,081,675
Micron Technology, Inc.(a)(b)(c)	273,200	11,490,792
Microsoft Corp.(b)(c)	104,500	13,647,700
Pluralsight, Inc. - Class A(a)(b)	103,900	3,687,411
Proofpoint, Inc.(a)(b)	29,430	3,691,111
RingCentral, Inc. - Class A(a)(b)(c)	24,700	2,874,339
salesforce.com, Inc.(a)(b)(c)	36,700	6,068,345
ServiceNow, Inc.(a)(b)(c)	35,865	9,737,706
Twilio, Inc. - Class A(a)(b)	18,800	2,578,232
Visa, Inc. - Class A(b)(c)	52,600	8,649,018

Semi-Annual Report | April 30, 2019	23

Clough Global Opportunities Fund	Statement of Investments
April 30, 2019 (Unaudited)

	Shares	Value
Information Technology (continued)
WNS Holdings, Ltd. - ADR(a)(b)(c)	55,247	$3,157,366
Xilinx, Inc.(b)(c)	24,200	2,907,388
		102,205,078

Real Estate 1.98%
SBA Communications Corp.(a)(b)(c)	34,100	6,947,193

TOTAL COMMON STOCKS
(Cost $382,686,564)		413,912,538

CLOSED-END FUNDS 1.54%
Cornerstone Strategic Value Fund, Inc.(b)	191,400	2,352,306
Cornerstone Total Return Fund, Inc.(b)	197,900	2,388,673
Royce Value Trust, Inc.(b)	46,800	671,112

TOTAL CLOSED-END FUNDS
(Cost $5,213,009)		5,412,091

EXCHANGE TRADED FUNDS 0.84%
iShares U.S. Medical Devices ETF(b)	13,160	2,958,236

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,901,504)		2,958,236

PREFERRED STOCKS 3.78%
Ares Management Corp.
Series A, 7.000%(b)	147,000	3,854,340
M&T Bank Corp.
Series A, 6.375%(b)	3,000	3,058,740
PennyMac Mortgage Investment Trust
Series B, 3M US L + 5.99%(b)(i)	70,000	1,796,200
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(i)	75,000	2,004,000
Series C, 3M US L + 5.011%(b)(c)(i)	105,000	2,595,600

TOTAL PREFERRED STOCKS
(Cost $12,978,250)		13,308,880

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.19%
Put Options Purchased 0.19%
iShares MSCI India ETF
06/21/19, 34, $27,697,800	7,800	$647,400

Total Put Options Purchased
(Cost $810,611)		647,400

TOTAL PURCHASED OPTIONS
(Cost $810,611)		647,400

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 4.31%
Bank of America Corp.
10/21/2022, 2.503%	$2,000,000	1,974,229
BP Capital Markets America, Inc.
05/06/2022, 3.245%	1,500,000	1,522,836
NextEra Energy Capital Holdings, Inc.
10/01/2066, 3M US L + 2.0675%(b)(i)	2,500,000	2,141,788
SBA Tower Trust
10/08/2020, 3.156%(d)	1,500,000	1,504,428
Solar Capital, Ltd.
01/20/2023, 4.500%(b)	2,500,000	2,442,829
SunTrust Bank/Atlanta GA
01/29/2021, 3M US L + 0.2975%(i)	1,355,000	1,353,065
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(b)(c)	4,250,000	4,217,468

TOTAL CORPORATE BONDS
(Cost $15,290,459)		15,156,643

GOVERNMENT & AGENCY OBLIGATIONS 6.48%
U.S. Treasury Bonds
02/15/2041, 4.750%(b)	3,000,000	3,944,355
05/15/2041, 4.375%(b)	3,000,000	3,760,488
05/15/2045, 3.000%(b)	4,000,000	4,064,219
05/15/2048, 3.125%(b)	7,500,000	7,779,639
11/15/2048, 3.375%	3,000,000	3,265,547

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $22,210,033)		22,814,248

24	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
April 30, 2019 (Unaudited)

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 9.97%
Money Market Funds 4.90%
BlackRock Liquidity Funds, T- Fund Portfolio - Institutional Class (2.306% 7-day yield)	17,237,868	$17,237,868
		17,237,868
U.S. Treasury Bills 5.07%
U.S. Treasury Bills
06/25/2019, 2.427%(j)	$6,000,000	5,978,137
09/26/2019, 2.375%(j)	6,000,000	5,941,602
10/24/2019, 2.380%(j)	6,000,000	5,930,920
		17,850,659
TOTAL SHORT-TERM INVESTMENTS
(Cost $35,087,605)		35,088,527

Total Investments - 144.76%
(Cost $477,178,035)		509,298,563

Liabilities in Excess of Other Assets - (44.76%)(k)		(157,481,209)

NET ASSETS - 100.00%		$351,817,354

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (5.78%)
Financials (4.16%)
Deutsche Bank AG	(440,700)	(3,648,996)
Mediobanca Banca di Credito Finanziario SpA	(439,854)	(4,662,068)
Societe Generale S.A.	(30,544)	(966,765)
UniCredit SpA	(385,827)	(5,335,731)
		(14,613,560)

Health Care (0.37%)
Alexion Pharmaceuticals, Inc.	(8,080)	(1,099,930)
McKesson Corp.	(1,730)	(206,303)
		(1,306,233)

Industrials (0.47%)
Stericycle, Inc.	(28,500)	(1,664,115)

Information Technology (0.78%)
Amkor Technology, Inc.	(155,700)	(1,410,642)
Manhattan Associates, Inc.	(19,900)	(1,342,255)
		(2,752,897)

TOTAL COMMON STOCKS
(Proceeds $20,263,256)		(20,336,805)

EXCHANGE TRADED FUNDS (6.74%)
Health Care Select Sector SPDR® Fund	(34,050)	(3,039,303)

SCHEDULE OF SECURITIES SOLD
SHORT (a) (continued)	Shares	Value
EXCHANGE TRADED FUNDS (continued)
iShares U.S. Healthcare Providers ETF	(41,300)	$(6,755,028)
iShares® Nasdaq Biotechnology ETF	(20,640)	(2,196,509)
SPDR® S&P® Biotech ETF	(137,400)	(11,706,480)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $22,593,495)		(23,697,320)

TOTAL SECURITIES SOLD SHORT
(Proceeds $42,856,751)		$(44,034,125)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2019 was 2.58%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts or borrowings. As of April 30, 2019, the aggregate value of those securities was $351,850,491, representing 100.01% of net assets. (See Note 1 and Note 6)
(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2019.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2019, these securities had an aggregate value of $8,967,887 or 2.55% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2019, these securities had an aggregate value of $7,622,699 or 2.17% of net assets.
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of April 30, 2019, these securities had an aggregate value of $7,622,699 or 2.17% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(h)	Security filed for bankruptcy on November 26, 2018.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

Semi-Annual Report | April 30, 2019	25

Clough Global Opportunities Fund	Statement of Investments
April 30, 2019 (Unaudited)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

26	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
April 30, 2019 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Jiangsu Yanghe Brewery Joint	$2,636,145	1D FEDEF + 255 bps	1 D FEDEF	10/01/2020	$3,025,124	$388,979
Morgan Stanley	Kweichow Moutai Co., Ltd.	5,675,546	1D FEDEF + 250 bps	1 D FEDEF	5/29/2020	6,921,432	1,245,886
		$8,311,691				$9,946,556	$1,634,865

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2019	27

Clough Global Funds	Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)*	$121,966,194	$214,644,969	$509,298,563
Cash	10,227,391	14,826,713	23,417,685
Deposit with broker for securities sold short	9,705,529	19,372,836	41,950,040
Deposit with broker for total return swap contracts	1,573,312	1,736,396	3,979,866
Unrealized appreciation on total return swap contracts	411,659	707,703	1,634,865
Interest receivable - margin account	12,172	24,597	54,372
Dividends receivable	44,897	51,259	162,428
Interest receivable	314,814	10,998	426,460
Receivable for investments sold	4,263,166	6,843,207	15,820,460
Other assets	250	–	–
Total Assets	148,519,384	258,218,678	596,744,739

LIABILITIES:

Loan payable	47,000,000	76,500,000	178,000,000
Interest due on loan payable	128,866	209,750	488,047
Securities sold short, at value (Proceeds $9,897,605, $19,040,108 and $42,856,751)	10,158,895	19,601,538	44,034,125
Payable for investments purchased	3,823,744	8,348,683	21,577,609
Deferred capital gains tax payable	1,946	4,181	10,074
Payable for total return swap contracts payments	25,046	44,156	100,005
Accrued investment advisory fee	83,850	184,911	473,065
Accrued administration fee	35,043	66,651	152,285
Accrued trustees fee	2,532	2,532	2,532
Other payables and accrued expenses	21,856	38,930	89,643
Total Liabilities	61,281,778	105,001,332	244,927,385
Net Assets	$87,237,606	$153,217,346	$351,817,354
Cost of Investments	$115,896,596	$199,939,683	$477,178,035

COMPOSITION OF NET ASSETS:

Paid-in capital	$86,466,097	$132,672,340	$339,483,441
Distributable earnings	771,509	20,545,006	12,333,913
Net Assets	$87,237,606	$153,217,346	$351,817,354
Shares of common stock outstanding of no par value, unlimited shares authorized	7,006,437	11,025,691	32,224,412
Net asset value per share	$12.45	$13.90	$10.92

* Securities Loaned, at value	$43,310,317	$66,276,668	$160,189,838

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Funds	Statements of Operations

For the six months ended April 30, 2019 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $4,585, $13,778 and $23,173)	$1,684,903	$2,684,005	$4,763,217
Interest on investment securities	701,005	253,055	1,984,663
Interest income - margin account	88,605	174,593	392,170
Hypothecated securities income (See Note 6)	10,659	25,444	53,125
Total Income	2,485,172	3,137,097	7,193,175

EXPENSES:

Investment advisory fee	513,512	1,107,667	2,858,324
Administration fee	214,526	399,213	919,959
Interest on loan	851,193	1,356,150	3,215,217
Trustees fee	65,623	65,623	65,623
Dividend expense - short sales	34,230	70,176	158,977
Other expenses	461	2,617	3,571
Total Expenses	1,679,545	3,001,446	7,221,671
Net Investment Income/(Loss)	805,627	135,651	(28,496)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	(838,514)	5,470,493	2,326,634
Securities sold short	(879,557)	(1,549,966)	(3,509,439)
Total return swap contracts	815,486	1,250,689	2,765,981
Foreign currency transactions	(74,223)	(128,428)	(297,485)
Capital gains tax	(45,181)	(142,847)	(280,972)
Net realized gain/(loss)	(1,021,989)	4,899,941	1,004,719
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	5,156,457	8,596,031	30,413,171
Securities sold short	(1,055,055)	(1,998,838)	(4,536,004)
Total return swap contracts	(205,658)	(485,680)	(791,496)
Translation of assets and liabilities denominated in foreign currencies	(18)	(1,443)	(3,443)
Deferred capital gains tax	7,002	11,280	28,679
Net change in unrealized appreciation	3,902,728	6,121,350	25,110,907
Net realized and unrealized gain	2,880,739	11,021,291	26,115,626
Net Increase in Net Assets Attributable to Common Shares from Operations	$3,686,366	$11,156,942	$26,087,130

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2019	29

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$805,627	$1,535,297
Net realized gain/(loss)	(1,021,989)	9,190,845
Net change in unrealized appreciation/(depreciation)	3,902,728	(16,817,960)
Net Increase/(Decrease) in Net Assets From Operations	3,686,366	(6,091,818)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(4,328,577)	(1,202,292)
Tax return of capital	–	(8,637,547)
Net Decrease in Net Assets from Distributions	(4,328,577)	(9,839,839)

CAPITAL SHARE TRANSACTIONS
Tender offer	–	(49,421,321)
Net Decrease in Net Assets From Share Transactions	–	(49,421,321)

Net Decrease in Net Assets Attributable to Common Shares	(642,211)	(65,352,978)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	87,879,817	153,232,795
End of year	$87,237,606	$87,879,817

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$135,651	$97,465
Net realized gain/(loss)	4,899,941	37,182,078
Net change in unrealized appreciation/(depreciation)	6,121,350	(31,874,790)
Net Increase in Net Assets From Operations	11,156,942	5,404,753

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(7,318,853)	(16,501,049)
Net Decrease in Net Assets from Distributions	(7,318,853)	(16,501,049)

CAPITAL SHARE TRANSACTIONS
Tender offer	–	(95,394,270)
Net Decrease in Net Assets From Share Transactions	–	(95,394,270)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	3,838,089	(106,490,566)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	149,379,257	255,869,823
End of year	$153,217,346	$149,379,257

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2019	31

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$(28,496)	$(191,427)
Net realized gain/(loss)	1,004,719	70,747,909
Net change in unrealized appreciation/(depreciation)	25,110,907	(80,007,090)
Net Increase/(Decrease) in Net Assets From Operations	26,087,130	(9,450,608)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(16,853,367)	(24,690,948)
Tax return of capital	–	(14,426,265)
Net Decrease in Net Assets from Distributions	(16,853,367)	(39,117,213)

CAPITAL SHARE TRANSACTIONS
Tender offer	–	(232,209,110)
Net Decrease in Net Assets From Share Transactions	–	(232,209,110)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	9,233,763	(280,776,931)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	342,583,591	623,360,522
End of year	$351,817,354	$342,583,591

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows

For the six months ended April 30, 2019 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$3,686,366	$11,156,942	$26,087,130
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(148,923,548)	(293,730,066)	(701,765,099)
Proceeds from disposition of investment securities	160,752,628	289,137,615	760,253,335
Proceeds from securities sold short transactions	25,587,415	46,546,193	105,310,500
Cover securities sold short transactions	(26,901,935)	(48,208,685)	(109,991,886)
Purchased options transactions	(207,840)	(353,334)	(810,611)
Net proceeds from/(purchases of) short-term investment securities	1,747,110	22,605,257	(10,927,378)
Net realized (gain)/loss on:
Investment securities	838,514	(5,470,493)	(2,326,634)
Securities sold short	879,557	1,549,966	3,509,439
Total return swap contracts	(815,486)	(1,250,689)	(2,765,981)
Capital gains tax	45,181	142,847	280,972
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(5,156,457)	(8,596,031)	(30,413,171)
Securities sold short	1,055,055	1,998,838	4,536,004
Total return swap contracts	205,658	485,680	791,496
Deferred capital gains tax	(7,002)	(11,280)	(28,679)
Net amortization/(accretion) of premiums/discounts	91,532	(2,052)	194,444
(Increase)/Decrease in assets:
Interest receivable - margin account	2,526	4,004	12,233
Dividends receivable	(10,801)	2,069	(53,342)
Interest receivable	317,599	257,771	1,573,694
Total return swap contracts payments receivable	–	251,083	237,208
Other assets	(250)	649	1,259
Increase/(Decrease) in liabilities:
Interest due on loan payable	119,144	194,725	451,457
Payable for total return swap contracts payments	(393,682)	(644,158)	(1,519,483)
Accrued investment advisory fee	(9,799)	(16,423)	(50,081)
Accrued administration fee	(4,020)	(5,869)	(16,056)
Accrued trustees fee	(1,313)	(1,313)	(1,313)
Other payables and accrued expenses	21,856	38,930	89,643
Net cash provided by operating activities	12,918,008	16,082,176	42,659,100

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of loan payable	(8,000,000)	(8,500,000)	(29,000,000)
Cash distributions paid	(4,328,577)	(7,318,853)	(16,853,367)
Net cash used in financing activities	(12,328,577)	(15,818,853)	(45,853,367)

Effect of exchange rates on cash	18	1,443	3,443

Net Change in Cash, Restricted Cash and Foreign Rates on Cash	589,449	264,766	(3,190,824)

Cash and restricted cash, beginning of year	$20,916,783	$35,671,179	$72,538,415
Cash and restricted cash, end of year	$21,506,232	$35,935,945	$69,347,591

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2019	33

Clough Global Funds	Statements of Cash Flows

For the six months ended April 30, 2019 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$732,049	$1,161,425	$2,763,760

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$7,651,833	$9,867,003	$16,752,798
Deposit with broker
Securities sold short	10,404,003	19,622,635	45,044,594
Total return swaps	2,860,947	6,181,541	10,741,023

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$10,227,391	$14,826,713	$23,417,685
Deposit with broker
Securities sold short	9,705,529	19,372,836	41,950,040
Total return swaps	1,573,312	1,736,396	3,979,866

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Dividend and Income Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(2)		For the Year Ended March 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.54		$14.76	$13.79		$15.65	$16.96	$17.51		$17.38
Income from investment operations:
Net investment income/(loss)*	0.11		0.22	0.12		(0.01)	(0.27)	(0.12)		(0.26)
Net realized and unrealized gain/(loss) on investments	0.42		(1.15)	2.14		(0.46)	0.38	0.31		1.90
Total Income/(Loss) from Investment Operations	0.53		(0.93)	2.26		(0.47)	0.11	0.19		1.64

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.62)		–	(0.37)		–	(0.07)	(0.14)		(0.24)
Net realized gains	–		(0.17)	–		(0.59)	(1.34)	(0.60)		(1.27)
Tax return of capital	–		(1.23)	(0.92)		(0.80)	–	–		–
Total Distributions to Common Shareholders	(0.62)		(1.40)	(1.29)		(1.39)	(1.41)	(0.74)		(1.51)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions*	–		0.11	(0.00	)(3)	–	(0.01)	–		–
Total Capital Share Transactions	–		0.11	(0.00	)(3)	–	(0.01)	–		–
Net asset value - end of period	$12.45		$12.54	$14.76		$13.79	$15.65	$16.96		$17.51
Market price - end of period	$11.10		$11.28	$14.16		$11.62	$13.60	$14.60		$15.18

Total Investment Return - Net Asset Value:(4)	4.95%		(5.18)%	17.89%		(1.14)%	1.61%	1.68%		11.14%
Total Investment Return - Market Price:(4)	4.02%		(11.10)%	34.22%		(4.14)%	2.57%	0.97%		11.12%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$87,238		$87,880	$153,233		$143,319	$162,651	$176,968		$182,737
Ratios to average net assets attributable to common shareholders:
Total expenses	3.93	%(5)	3.48%	2.94%		3.65%	3.95%	3.25	%(5)	3.34%
Total expenses excluding interest expense and dividends on short sales expense	1.86	%(5)	1.84%	1.99%		2.09%	2.17%	2.00	%(5)	1.94%
Net investment income/(loss)	1.88	%(5)	1.55%	0.87%		(0.08)%	(1.58)%	(1.15	)%(5)	(1.47)%
Portfolio turnover rate(6)	126%		109%	149%		205%	172%	110%		179%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$47,000		$55,000	$72,000		$72,000	$93,300	$93,300		$93,300
Asset Coverage Per $1,000 (000s)	$2,856		$2,598	$3,128		$2,991	$2,743	$2,897		$2,959

*	Based on average shares outstanding.
(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(2)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(3)	Less than $0.005.
(4)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.
Semi-Annual Report | April 30, 2019	35

Clough Global Equity Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$13.55		$14.50	$12.70		$15.10		$16.47	$17.15		$16.63
Income from investment operations:
Net investment income/(loss)*	0.01		0.01	(0.02)		(0.23)		(0.45)	(0.17)		(0.33)
Net realized and unrealized gain/(loss) on investments	1.00		0.41	3.06		(0.84)		0.46	0.23		2.33
Total Income/(Loss) from Investment Operations	1.01		0.42	3.04		(1.07)		0.01	0.06		2.00
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.66)		–	(0.13)		–		(0.04)	(0.08)		(0.38)
Net realized gains	–		(1.50)	–		(0.90)		(1.32)	(0.66)		(1.10)
Tax return of capital	–		–	(1.11)		(0.43)		–	–		–
Total Distributions to Common Shareholders	(0.66)		(1.50)	(1.24)		(1.33)		(1.36)	(0.74)		(1.48)
CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions*	–		0.13	(0.00	)(2)	–		(0.02)	–		–
Total Capital Share Transactions	–		0.13	(0.00	)(2)	–		(0.02)	–		–
Net asset value - end of period	$13.90		$13.55	$14.50		$12.70		$15.10	$16.47		$17.15
Market price - end of period	$13.26		$13.21	$13.66		$10.69		$12.92	$14.34		$15.42

Total Investment Return - Net Asset Value:(3)	8.10%		3.99%	25.99%		(5.36	)%(4)	0.76%	0.86%		13.57%
Total Investment Return - Market Price:(3)	5.78%		7.62%	41.01%		(6.90)%		(0.98)%	(2.33)%		15.52%
RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$153,217		$149,379	$255,870		$224,187		$266,576	$293,829		$305,958
Ratios to average net assets attributable to common shareholders:
Total expenses	4.15	%(5)	3.63%	3.14%		4.21%		4.56%	3.68	%(5)	3.76%
Total expenses excluding interest expense and dividends on short sales expense	2.18	%(5)	2.13%	2.21%		2.59%		2.77%	2.42	%(5)	2.36%
Net investment income/(loss)	0.19	%(5)	0.06%	(0.14)%		(1.70)%		(2.73)%	(1.68	)%(5)	(1.95)%
Portfolio turnover rate(6)	153%		115%	141%		182%		154%	102%		166%
Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$76,500		$85,000	$113,000		$113,000		$156,000	$156,000		$156,000
Asset Coverage Per $1,000 (000s)	$3,003		$2,757	$3,264		$2,984		$2,709	$2,884		$2,961

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(4)	In 2016, 0.07% of the Funds's total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.
36	www.cloughglobal.com

Clough Global Opportunities Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.63		$12.09	$11.07		$12.92	$14.11	$14.67		$14.64
Income from investment operations:
Net investment loss*	(0.00	)(2)	(0.01)	(0.02)		(0.15)	(0.35)	(0.15)		(0.32)
Net realized and unrealized gain/(loss) on investments	0.81		(0.35)	2.11		(0.54)	0.36	0.26		1.72
Total Income/(Loss) from Investment Operations	0.81		(0.36)	2.09		(0.69)	0.01	0.11		1.40

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.52)		–	(0.14)		–	–	–		(0.11)
Net realized gains	–		(0.76)	–		(0.18)	(1.19)	(0.67)		(1.26)
Tax return of capital	–		(0.45)	(0.93)		(0.98)	–	–		–
Total Distributions to Common Shareholders	(0.52)		(1.21)	(1.07)		(1.16)	(1.19)	(0.67)		(1.37)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions*	–		0.11	(0.00	)(2)	–	(0.01)	–		–
Total Capital Share Transactions	–		0.11	(0.00	)(2)	–	(0.01)	–		–
Net asset value - end of period	$10.92		$10.63	$12.09		$11.07	$12.92	$14.11		$14.67
Market price - end of period	$9.81		$9.56	$11.42		$9.04	$11.25	$12.18		$12.75

Total Investment Return - Net Asset Value:(3)	8.53%		(1.78)%	20.99%		(3.48)%	1.13%	1.39%		11.26%
Total Investment Return - Market Price:(3)	8.41%		(6.48)%	39.95%		(9.49)%	1.93%	0.70%		9.99%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$351,817		$342,584	$623,361		$570,931	$666,588	$729,855		$759,084
Ratios to average net assets attributable to common shareholders:
Total expenses	4.33	%(4)	3.81%	3.23%		4.32%	4.62%	3.86	%(4)	3.97%
Total expenses excluding interest expense and dividends on short sales expense	2.31	%(4)	2.26%	2.27%		2.73%	2.82%	2.60	%(4)	2.55%
Net investment loss	(0.02	)%(4)	(0.05)%	(0.16)%		(1.33)%	(2.47)%	(1.76	)%(4)	(2.15)%
Portfolio turnover rate(5)	148%		120%	165%		191%	176%	111%		178%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$178,000		$207,000	$292,000		$292,000	$388,900	$388,900		$388,900
Asset Coverage Per $1,000 (000s)	$2,977		$2,655	$3,135		$2,955	$2,714	$2,877		$2,952

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.
Semi-Annual Report | April 30, 2019	37

Clough Global Funds	Notes to Financial Statements
April 30, 2019 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation: Securities, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2019 (Unaudited)

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2019, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$5,596,730	$–	$–	$5,596,730
Consumer Discretionary	6,671,921	–	–	6,671,921
Energy	–	–	81,295	81,295
Financials	36,492,575	–	–	36,492,575
Health Care	6,855,513	–	–	6,855,513
Industrials	3,010,177	–	–	3,010,177
Information Technology	16,165,341	–	–	16,165,341
Real Estate	5,752,280	–	–	5,752,280
Closed-End Funds	2,295,083	–	–	2,295,083
Exchange Traded Funds	750,799	–	–	750,799
Preferred Stocks	7,366,669	–	–	7,366,669
Purchased Options	166,000	–	–	166,000
Corporate Bonds	–	8,499,206	–	8,499,206
Asset/Mortgage Backed Securities	–	93,245	–	93,245
Government & Agency Obligations	–	17,991,582	–	17,991,582
Short-Term Investments
Money Market Funds	2,199,995	–	–	2,199,995
U.S. Treasury Bills	–	1,977,783	–	1,977,783
TOTAL	$93,323,083	$28,561,816	$81,295	$121,966,194

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$411,659	$–	$411,659

Liabilities
Securities Sold Short
Common Stocks	(4,942,061)	–	–	(4,942,061)
Exchange Traded Funds	(5,216,834)	–	–	(5,216,834)
TOTAL	$(10,158,895)	$411,659	$–	$(9,747,236)

Semi-Annual Report | April 30, 2019	39

Clough Global Funds	Notes to Financial Statements
April 30, 2019 (Unaudited)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$21,915,483	$–	$–	$21,915,483
Consumer Discretionary	22,645,136	–	–	22,645,136
Energy	–	–	135,347	135,347
Financials	53,414,514	–	–	53,414,514
Health Care	25,001,275	968,521	1,998,726	27,968,522
Industrials	12,114,964	–	–	12,114,964
Information Technology	44,996,231	–	–	44,996,231
Real Estate	2,954,085	–	–	2,954,085
Closed-End Funds	4,301,246	–	–	4,301,246
Exchange Traded Funds	1,283,551	–	–	1,283,551
Preferred Stocks	7,342,026	–	–	7,342,026
Purchased Options	282,200	–	–	282,200
Short-Term Investments
Money Market Funds	7,362,690	–	–	7,362,690
U.S. Treasury Bills	–	7,928,974	–	7,928,974
TOTAL	$203,613,401	$8,897,495	$2,134,073	$214,644,969

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$707,703	$–	$707,703

Liabilities
Securities Sold Short
Common Stocks	(8,732,459)	–	–	(8,732,459)
Exchange Traded Funds	(10,869,079)	–	–	(10,869,079)
TOTAL	$(19,601,538)	$707,703	$–	$(18,893,835)

40	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2019 (Unaudited)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$51,589,444	$–	$–	$51,589,444
Consumer Discretionary	52,281,128	–	–	52,281,128
Energy	–	–	333,392	333,392
Financials	113,313,280	–	–	113,313,280
Health Care	50,176,314	1,880,072	5,409,235	57,465,621
Industrials	29,777,402	–	–	29,777,402
Information Technology	102,205,078	–	–	102,205,078
Real Estate	6,947,193	–	–	6,947,193
Closed-End Funds	5,412,091	–	–	5,412,091
Exchange Traded Funds	2,958,236	–	–	2,958,236
Preferred Stocks	13,308,880	–	–	13,308,880
Purchased Options	647,400	–	–	647,400
Corporate Bonds	–	15,156,643	–	15,156,643
Government & Agency Obligations	–	22,814,248	–	22,814,248
Short-Term Investments
Money Market Funds	17,237,868	–	–	17,237,868
U.S. Treasury Bills	–	17,850,659	–	17,850,659
TOTAL	$445,854,314	$57,701,622	$5,742,627	$509,298,563

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$1,634,865	$–	$1,634,865

Liabilities
Securities Sold Short
Common Stocks	(20,336,805)	–	–	(20,336,805)
Exchange Traded Funds	(23,697,320)	–	–	(23,697,320)
TOTAL	$(44,034,125)	$1,634,865	$–	$(42,399,260)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

Semi-Annual Report | April 30, 2019	41

Clough Global Funds	Notes to Financial Statements
April 30, 2019 (Unaudited)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund

Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2019
Common Stocks	$264,929	$–	$(183,634)	$–	$–	$–	$–	$81,295	$(183,634)
Total	$264,929	$–	$(183,634)	$–	$–	$–	$–	$81,295	$(183,634)

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2019
Common Stocks	$2,041,074	$–	$(138,477)	$1,199,997	$–	$–	$(968,521)	$2,134,073	$(138,477)
Total	$2,041,074	$–	$(138,477)	$1,199,997	$–	$–	$(968,521)	$2,134,073	$(138,477)

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2019
Common Stocks	$5,186,472	$–	$(363,770)	$2,799,997	$–	$–	$(1,880,072)	$5,742,627	$(363,770)
Total	$5,186,472	$–	$(363,770)	$2,799,997	$–	$–	$(1,880,072)	$5,742,627	$(363,770)

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2019 (Unaudited)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of each Fund’s Level 3 investments at April 30, 2019:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(b)	Range / Premium
Clough Global Dividend Income Fund	Energy	$81,295	Net Asset Value Approach(a)	Adjusted Net Asset Value	0.00x – 1.23x
Clough Global Equity Fund	Energy	$135,347	Net Asset Value Approach(a)	Adjusted Net Asset Value	0.00x – 1.23x
	Health Care	$1,998,726	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Energy	$333,392	Net Asset Value Approach(a)	Adjusted Net Asset Value	0.00x – 1.23x
	Health Care	$5,409,235	Recent Financings	Transaction Price	N/A

(a)	Due to bankruptcy filing by security, the valuation technique has changed.
(b)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Adjusted Net Asset Value	Increase	Decrease
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Semi-Annual Report | April 30, 2019	43

Clough Global Funds	Notes to Financial Statements
April 30, 2019 (Unaudited)

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

44	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
April 30, 2019 (Unaudited)

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

There was no written option or purchased option activity for the six months ended April 30, 2019.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables, if any, are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount, if any, is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

During the six months ended April 30, 2019, the Funds did not invest in futures contracts.

Semi-Annual Report | April 30, 2019	45

Clough Global Funds	Notes to Financial Statements

April 30, 2019 (Unaudited)

Swaps: During the six months ended April 30, 2019, each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the six months ended April 30, 2019, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the six months ended April 30, 2019, each Fund held no warrants or rights.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of April 30, 2019:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$411,659
Equity Contracts (Purchased Options)	Investments, at value	166,000
		$577,659
Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$707,703
Equity Contracts (Purchased Options)	Investments, at value	282,200
		$989,903
Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$1,634,865
Equity Contracts (Purchased Options)	Investments, at value	647,400
		$2,282,265

46	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2019 (Unaudited)

The effect of derivatives instruments on each Fund's Statement of Operations for the six months ended April 30, 2019:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	815,486	(205,658)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/depreciation on investment securities	–	(41,841)
Total		$815,486	$(247,499)

Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	1,250,689	(485,680)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/depreciation on investment securities	–	(71,134)
Total		$1,250,689	$(556,814)

Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	2,765,981	(791,496)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/depreciation on investment securities	–	(163,211)
Total		$2,765,981	$(954,707)

The average total return swap contracts notional amount during the six months ended April 30, 2019, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$2,617,988
Clough Global Equity Fund	3,965,108
Clough Global Opportunities Fund	8,661,737

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Semi-Annual Report | April 30, 2019	47

Clough Global Funds	Notes to Financial Statements

April 30, 2019 (Unaudited)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2019.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$411,659	$–	$411,659	$–	$–	$411,659
Total	$411,659	$–	$411,659	$–	$–	$411,659

Clough Global Equity Fund
Total Return Swap Contracts	$707,703	$–	$707,703	$–	$–	$707,703
Total	$707,703	$–	$707,703	$–	$–	$707,703

Clough Global Opportunities Fund
Total Return Swap Contracts	$1,634,865	$–	$1,634,865	$–	$–	$1,634,865
Total	$1,634,865	$–	$1,634,865	$–	$–	$1,634,865

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statements of Investments.

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Clough Global Funds	Notes to Financial Statements

April 30, 2019 (Unaudited)

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of April 30, 2019 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value
Clough Global Dividend and Income Fund	Fairway Energy LP	0.09%	6/30/2015	130,700	$1,307,000	$81,295
	Citizens Financial Group, Inc.	1.55%	12/11/2017	1,325,000	1,363,274	1,353,640
	SBA Tower Trust	0.58%	4/24/2019	500,000	500,60	501,476
	SBA Tower Trust	0.58%	2/6/2019	500,000	497,25	503,507
Total		2.80%			$3,668,13	$2,439,918

Clough Global Equity Fund	Amphivena Therapeutics	0.78%	4/8/2019	334,425	1,199,997	1,199,997
	Centrexion Therapeutics	0.49%	12/18/2017	66,719	701,250	749,988
	Fairway Energy LP	0.09%	6/30/2015	217,600	2,176,000	135,347
	Gossamer Biosciences	0.63%	7/20/2018	58,721	850,000	968,521
	Idorsia, Ltd.	0.42%	2/7/2019	32,520	789,037	642,772
Total		2.41%			$5,716,284	$3,696,625

Clough Global Opportunities Fund	Amphivena Therapeutics	0.80%	4/8/2019	780,326	2,799,997	2,799,997
	Centrexion Therapeutics	0.70%	12/18/2017	217,952	2,290,759	2,449,998
	Fairway Energy LP	0.09%	6/30/2015	536,000	5,360,000	333,392
	Gossamer Biosciences	0.53%	7/20/2018	113,988	1,650,000	1,880,072
	SBA Tower Trust	0.43%	4/24/2019	1,500,000	1,501,820	1,504,428
Total		2.55%			$13,602,576	$8,967,887

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the six months ended April 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended April 30, 2019, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report | April 30, 2019	49

Clough Global Funds	Notes to Financial Statements

April 30, 2019 (Unaudited)

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies will remain in effect through July 2019, when each Board might consider reducing the amount to not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

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Clough Global Funds	Notes to Financial Statements

April 30, 2019 (Unaudited)

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid by the Funds during the year ended October 31, 2018, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund
October 31, 2018	$–	$1,202,292	$8,637,547	$9,839,839
Clough Global Equity Fund
October 31, 2018	$6,151,909	$10,349,140	$–	$16,501,049
Clough Global Opportunities Fund
October 31, 2018	$–	$24,690,948	$14,426,265	$39,117,213

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2019, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)(a)	$10,625,118	$23,888,616	$52,272,674
Gross depreciation (excess of tax cost over value)(a)	(4,761,543)	(9,818,944)	(22,591,097)
Net unrealized appreciation	$5,863,575	$14,069,672	$29,681,577
Cost of investments for income tax purposes	$106,355,383	$181,681,462	$437,217,726

(a)	Includes appreciation/(depreciation) on securities sold short.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

Semi-Annual Report | April 30, 2019	51

Clough Global Funds	Notes to Financial Statements

April 30, 2019 (Unaudited)

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016. The Board of each Fund approved, in December 2016, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2017. In April 2017, the Board temporarily suspended the share repurchase program in light of prevailing discount rates.

Transactions in common shares were as follows:
	Clough Global Dividend and Income Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018
Common Shares Outstanding - beginning of period	7,006,437	10,379,906
Tender offer	–	(3,373,469)
Common Shares Outstanding - end of period	7,006,437	7,006,437

Transactions in common shares were as follows:
	Clough Global Equity Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018
Common Shares Outstanding - beginning of period	11,025,691	17,641,105
Tender offer	–	(6,615,414)
Common Shares Outstanding - end of period	11,025,691	11,025,691

Transactions in common shares were as follows:
	Clough Global Opportunities Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018
Common Shares Outstanding - beginning of period	32,224,412	51,559,059
Tender offer	–	(19,334,647)
Common Shares Outstanding - end of period	32,224,412	32,224,412

On October 13, 2017, the Funds commenced tender offers which expired on November 10, 2017. Each Fund’s tender offer was oversubscribed, and as a result, Clough Global Equity Fund and Clough Global Opportunities Fund purchased 37.5% of its respective outstanding common shares of beneficial interest and Clough Global Dividend and Income Fund purchased 32.5% of its outstanding common shares of beneficial interest. A total of 4,998,066, 10,052,547 and 31,646,419 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, were properly tendered and not withdrawn. The Funds accepted 3,373,469, 6,615,414 and 19,334,647 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, for cash payment totaling $49,421,321, $95,394,270 and $232,209,110 at a purchase price of $14.65, $14.42 and $12.01 per common share for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, which is 98.5% of the net asset value per common share determined as of the close of the regular trading session of the NYSE on November 13, 2017. Accordingly, on a pro rata basis, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund accepted approximately 67%, 66% and 61%, respectively, of the shares properly tendered.

52	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2019 (Unaudited)

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the six months ended April 30, 2019, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$128,090,360	$145,492,313	$22,551,112	$17,774,725
Clough Global Equity Fund	282,767,579	262,677,349	15,230,937	29,859,014
Clough Global Opportunities Fund	671,262,344	687,090,041	42,612,881	81,790,727

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, certain expenses related to regulatory filings and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On April 30, 2019, the pledged collateral was valued at $80,536,739, $152,084,058 and $334,648,893 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $55,000,000, $85,000,000 and $207,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the six months ended April 30, 2019, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $50,005,525, $79,693,370 and $188,895,028, respectively, and the average interest rate for the borrowings was 3.38%. As of April 30, 2019, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $47,000,000, $76,500,000 and $178,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on April 30, 2019, was 3.28%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Semi-Annual Report | April 30, 2019	53

Clough Global Funds	Notes to Financial Statements
April 30, 2019 (Unaudited)

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of April 30, 2019, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $43,310,317, $66,276,668 and $160,189,838, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the six months ended April 30, 2019.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

7. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted, and did not have a material impact to the financial statements.

8. SUBSEQUENT EVENT

On April 18, 2019, the Boards of GLV and GLQ, and on May 22, 2019, the Board of GLO authorized and set terms of an offering to each Funds shareholders of rights to purchase additional shares of the Funds. Shareholders on a record date to be established by each Fund's Board would be issued transferable rights entitling them to subscribe for one additional share for every five shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. Each Fund anticipates that the offering will commence in July 2019 and will continue for approximately 30 days. The rights offering is subject to the effectiveness of each Fund's registration statement filed with the U.S. Securities and Exchange Commission.

54	www.cloughglobal.com

Clough Global Funds	Dividend Reinvestment Plan
April 30, 2019 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Sytems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Semi-Annual Report | April 30, 2019	55

Clough Global Funds	Additional Information

April 30, 2019 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2019				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2019
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.0639	$0.0580	$0.4959	$0.6178	10.34%	9.39%	80.27%	100.00%
Clough Global Equity Fund	$0.0178	$0.6460	$0.0000	$0.6638	2.68%	97.32%	0.00%	100.00%
Clough Global Opportunities Fund	$0.0072	$0.0880	$0.4278	$0.5230	1.37%	16.83%	81.80%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

56	www.cloughglobal.com

Clough Global Funds	Investment Advisory Agreement Approval

April 30, 2019 (Unaudited)

On April 11, 2019, the Board of Trustees (the “Board” or the “Trustees”) of each of Clough Global Dividend and Income Fund (“GLV”), Clough Global Equity Fund (“GLQ”) and Clough Global Opportunities Fund (“GLO” and together with GLV and GLQ, each, a “Fund” and collectively, the “Funds”) met in person to, among other things, review and consider the renewal of the Investment Advisory Agreement with each Fund (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”). During their review of each Advisory Agreement, the Trustees, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the Independent Trustees, discussed with the Trustees their role and fiduciary responsibilities in general and also specifically under the 1940 Act with respect to the renewal of each Advisory Agreement.

Representatives from Clough discussed Clough’s materials relating to the Trustees’ consideration of renewal of the Advisory Agreements. It was noted that included in the Board materials were responses by Clough to a request letter prepared by legal counsel on behalf of the Independent Trustees to the Funds to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). It was also noted that the 15(c) Materials were extensive, and included information relating to: each Fund’s investment results, portfolio composition, advisory fee and expense comparisons and profitability to Clough; financial information regarding Clough; descriptions of policies, including compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under each Advisory Agreement. In addition, the Independent Trustees considered information provided to them at prior Board meetings in presentations from Clough Capital representatives.

The Board considered the organizational structure and business operations of Clough. The Board also considered the qualifications of Clough and its principals to act as each Fund’s investment adviser. The Board considered the professional experience of the portfolio managers, Charles I. Clough, Jr. and Robert Zdunczyk, (collectively, the “Portfolio Managers”), emphasizing that each of the Portfolio Managers had substantial experience as an investment professional. The Trustees acknowledged their familiarity with the expertise and standing in the investment community of the Portfolio Managers, and their satisfaction with the expertise of Clough and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board considered various investment products managed by Clough other than the Funds. The Board also considered the adequacy of Clough’s facilities. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund’s investment objectives and restrictions.

The Board considered the terms of the Advisory Agreements, pursuant to which Clough receives a fee of 0.70%, 0.90% and 1.00% based on the average daily total assets of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. The Trustees considered the fees charged by Clough to other clients for which it provides comparable service, Clough’s balance sheet for the year ended December 31, 2018, and a profit and loss analysis as it relates to Clough’s advisory business.

The Board considered Clough’s procedures relating to compliance and oversight, a copy of which was included in the Board materials. The Board further considered information provided by Clough on whether Clough has experienced or anticipates it may experience conflicts of interest in managing the Funds. The Board considered that the materials contained information regarding Clough’s business continuity and disaster recovery plans as well as steps Clough has undertaken to reasonably detect and prevent cybersecurity crimes. The Board also considered information related to Clough’s trading activities and how Clough monitors best execution. The Board considered the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board considered that, other than soft dollar arrangements, Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board considered materials regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other investment companies (each, an “Expense Group”), which had been prepared by Strategic Insight, an Asset International Company (“Strategic Insight”). The Board also considered information in the Strategic Insight report regarding each Fund’s investment performance as well as comparisons of each Fund’s performance with the performance during similar periods of other funds in its Expense Group and comparisons of cost and expense structures of each Fund with the cost and expense structures of other funds in the relevant Expense Group, and related matters.

The Board took into consideration that the Funds may be unique in the registered fund marketplace and that Strategic Insight had a difficult time presenting a large peer group for comparison. For each Fund, the Board considered fees from other leveraged closed-end investment companies that Strategic Insight classified as “global funds” versus Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s fees as part of the expense group (the “Expense Group”). The Board considered the extent to which each Fund utilizes leverage and short sales, thereby increasing its investment-related expenses and concluded that the use of leverage and short sales is an important part of each Fund’s investment strategy to attempt to meet each Fund’s investment objective. The Board also considered that investment related expenses should be viewed as operational in nature and should not be considered a management expense. The Board further considered that Strategic Insight defined investment related expenses to include, but not be limited to, dividends on securities sold short, interest expense, reverse repurchase agreements, swaps, tender costs, and auction fees.

Semi-Annual Report | April 30, 2019	57

Clough Global Funds	Investment Advisory Agreement Approval

April 30, 2019 (Unaudited)

For GLV, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from GLV’s low of 0.70% to 1.105%. For GLV, the Board also considered that as reported by Strategic Insight, the net total expenses for the Expense Group on managed assets, excluding investment related expenses, ranged from the low of 1.083% to 1.434%, with a median of 1.123% and GLV at 1.094%.

For GLQ, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from 0.850% to 1.000%, with GLQ at 0.900%. For GLQ, the Board also considered that as reported by Strategic Insight, the net total expenses for the Expense Group on managed assets, excluding investment related expenses, ranged from 1.216% to 1.534%, with GLQ at the median of 1.287%.

For GLO, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from 0.850% to 1.105%, with GLO at the median of 1.000%. For GLO, the Board also considered that as reported by Strategic Insight, the net total expenses for the Expense Group on managed assets, excluding investment related expenses, ranged from 1.083% to 1.434%, with a median of 1.114% and GLO at 1.357%.

The Trustees took into consideration each Fund’s performance as compared to the performance of each Fund’s Expense Group for the one year ended February 19, 2019.

●	For GLV, the one year net total return performance data for GLV’s Expense Group ranged from a high of 6.29% to a low of -5.00% with a median of 0.44%. GLV’s performance was -1.85%.

●	For GLQ, the one year net total return performance data for GLQ’s Expense Group ranged from a high of 7.16% to a low of -6.76% with a median of -1.39%. GLQ’s performance at 2.16%.

●	For GLO, the one year total return performance data for GLO’s Expense Group ranged from a high of 6.29% to a low of -5.00% with a median of 0.44%. GLO’s performance was at -3.20%.

The Trustees also considered each Fund’s performance as compared to the performance of each Fund’s Expense Group for the one year ended December 31, 2018.

●	For GLV, the 2018 annual net total return performance data for GLV’s Expense Group ranged from a high of -1.35% to a low of -17.43%. GLV’s performance at the median of -10.39%.

●	For GLQ, the 2018 annual net total return performance data for GLQ’s Expense Group ranged from a high of -8.50% to a low of -16.18% with a median of -13.47%. GLQ’s performance was the highest at -8.50%.

●	For GLO, the 2018 annual net total return performance data for GLO’s Expense Group ranged from a high of -1.35% to a low of -17.43%.GLO’s performance at the median of -11.86%.

The Trustees also considered the profit and loss information on each Fund provided by Clough.

The Independent Trustees met in executive session and with the assistance of legal counsel reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreements and Clough’s profitability.

After executive session, the Board of Trustees of the Fund, present in person, with the Independent Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.70% of Clough Global Dividend and Income Fund’s total assets, 0.90% of Clough Global Equity Fund’s total assets and 1.00% of Clough Global Opportunities Fund’s total assets are fair and reasonable for each respective Fund and that the renewal of each Advisory Agreement is in the best interests of each respective Fund and its shareholders.

58	www.cloughglobal.com

Page Intentionally Left Blank

2019
SEMI-ANNUAL REPORT

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Funds, please visit www.cloughglobal.com or call 1-877-256-8445.

Secondary market support provided to the Funds by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm

1290 Broadway, Suite 1100, Denver, CO 80203

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Schedule of Investments.

a.	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
b.	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a.	Not applicable to semi-annual report.
b.	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	July 2, 2019

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	July 2, 2019